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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 27, 2003


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-13175                  74-1828067
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


            ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                     78212
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000


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ITEM 5.   OTHER EVENTS.

          On October 28, 2003, Valero Energy Corporation (the "Company") intends to present slides at an investor meeting in connection with the remarketing by Orion Refining Corporation ("Orion") of shares of the Company's 2% Mandatory Convertible Preferred Stock that were previously issued by the Company to Orion as part of the purchase price for the acquisition of Orion's refinery in Louisiana. A copy of the Company's slide presentation is attached as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)      Exhibits.

          99.1 Slides of Valero Energy Corporation's October 2003 Management Presentation.


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                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALERO ENERGY CORPORATION




Date: October 27, 2003                  By:  /s/ Jay D. Browning
                                             ----------------------------------
                                               Jay D. Browning
                                               Vice President and Secretary


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                                  EXHIBIT INDEX

Number            Exhibit
------            -------

   99.1 Slides of Valero Energy Corporation's October 2003 Management Presentation.


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